UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                  Date of Report:  May 8, 2003
         (Date of Earliest Event Reported:  May 7, 2003)

                  EL PASO ENERGY PARTNERS, L.P.
     (Exact name of Registrant as specified in its charter)


     Delaware             1-11680           76-00396023
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)

                        4 Greenway Plaza
                      Houston, Texas 77046
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (832) 676-6152


Item 5. Other Events
        ------------
     On May 7, 2003, we announced that W. Matt Ralls, senior vice president and chief financial officer of GlobalSantaFe Corporation was elected to the Board of Directors of El Paso Energy Partners Company, the general partner of El Paso Energy Partners, L.P. effective as of May 6, 2003. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, ProForma Financial Information
        and Exhibits
        ---------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press Release dated May 7, 2003.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO ENERGY PARTNERS, L.P.

                              By:  El Paso Energy Partners Company
                                   Its General Partner


                                   By: /s/ Kathy A. Welch
                                      ------------------------
                                           Kathy A. Welch
                                  Vice President and Controller
                                 (Principal Accounting Officer)


Date:  May 8, 2003

                          EXHIBIT INDEX

     Exhibit
     Number       Description
     ------       -----------
      99.1        Press Release dated May 7, 2003.